EXHIBIT 21.1

LIST OF SUBSIDIARIES OF BELDEN INC.

Entity	Country/State of Incorporation

Anglo-American Cables Ltd.	(Incorporated in the United Kingdom)
Belden 1993 LLC	(Organized in Delaware)
Belden AB	(Incorporated in Sweden)
Belden Asia (Hong Kong) Limited	(Incorporated in Hong Kong)
Belden Asia (Thailand) Company Limited	(Incorporated in Thailand)
Belden Australia Pty Ltd.	(Incorporated in Australia)
Belden Automation (Asia Pacific) Pte. Ltd.	(Incorporated in Singapore)
Belden Canada Inc.	(Incorporated in Canada)
Belden CDT European Shared Services B.V.	(Incorporated in The Netherlands)
Belden CDT International Inc.	(Incorporated in Delaware)
Belden CDT Networking, Inc.	(Incorporated in Washington)
Belden Cekan A/S	(Incorporated in Denmark)
Belden Commercial Services B.V.	(Incorporated in The Netherlands)
Belden de Sonora S.A. de C.V.	(Incorporated in Mexico)
Belden Deutschland GmbH	(Incorporated in Germany)
Belden-Duna Kabel Kft	(Incorporated in Hungary)
Belden Electronics Argentina S.A.	(Incorporated in Argentina)
Belden Electronics GmbH	(Incorporated in Germany)
Belden Electronics, S.A. de C.V.	(Incorporated in Mexico)
Belden Europe B.V.	(Incorporated in The Netherlands)
Belden Far East Holdings, B.V.	(Incorporated in The Netherlands)
Belden FinCo Inc.	(Incorporated in Canada)
Belden France SAS	(Incorporated in France)
Belden Global C.V. & Belden Wire & Cable B.V. Finance Gbr	(German Civil Code Partnership)
Belden Global C.V.	(Netherlands Limited Partnership)
Belden Holdings, Inc.	(Incorporated in Delaware)
Belden Iberia SL	(Incorporated in Spain)
Belden India Private Limited	(Incorporated in India)
Belden Industria E Comercio Ltda.	(Incorporated in Brazil)
Belden International Holdings B.V.	(Incorporated in The Netherlands)
Belden Italia SRL	(Incorporated in Italy)
Belden Logistic Services B.V.	(Incorporated in The Netherlands)
Belden LRC Mexico S. de R.L. de C.V.	(Incorporated in Mexico)
Belden Singapore Private Limited	(Incorporated in Singapore)
Belden Technologies, LLC	(Organized in Delaware)
Belden Technologies S.r.l.	(Incorporated in Peru)
Belden UK Limited	(Incorporated in the United Kingdom)
Belden Wire & Cable B.V.	(Incorporated in The Netherlands)
Belden Wire & Cable Company LLC	(Organized in Delaware)
Belden Hirschmann Networking System Trading (Shanghai) Co. Ltd.	(Incorporated in China)
BiBiXi Communications System (Suzhou) Co., Ltd.	(Incorporated in China)
Cable Design Technologies (Deutschland) GmbH	(Incorporated in Germany)
CDT International Holdings LLC	(Organized in Delaware)
GarrettCom Europe Ltd.	(Incorporated in the United Kingdom)
GarrettCom, Inc.	(Incorporated in California)
GarrettCom India Pvt. Ltd.	(Incorporated in India)
Hirschmann Automation & Control GmbH	(Incorporated in Germany)
Hirschmann Automation & Control K.K.	(Incorporated in Japan)
Hirschmann Automation & Control (Shanghai) Co. Ltd.	(Incorporated in China)
Hirschmann Electronics GmbH	(Incorporated in Germany)
Hirschmann Electronics (Hong Kong) Co. Ltd	(Incorporated in Hong Kong)

Entity	Country/State of Incorporation

Hirschmann Industries GmbH	(Incorporated in Germany)
Hirschmann Verwaltungs GmbH	(Incorporated in Germany)
ITC Industria Tecnica CAVI S.r.l.	(Incorporated in Italy)
Kajola-Kristada Limited	(Incorporated in St. Kitts and Nevis)
LANStore Inc.	(Incorporated in California)
LTK Cable Technology Ltd.	(Incorporated in Taiwan)
LTK Industries (Suzhou) Limited	(Incorporated in China)
LTK Technologies Co. Limited	(Incorporated in Japan)
LTK Wiring Co. Limited	(Incorporated in Hong Kong)
Lukram Automation	(Incorporated in Czech Republic)
Lukram SRO	(Incorporated in Czech Republic)
Miranda Asia K.K.	(Incorporated in Japan)
Miranda MTI, Inc.	(Incorporated in Delaware)
Miranda Technologies (G.V.D.) LLC	(Incorporated in California)
Miranda Technologies Asia Limited	(Incorporated in Hong Kong)
Miranda Technologies France SAS	(Incorporated in France)
Miranda Technologies Ltd.	(Incorporated in the United Kingdom)
Miranda Technologies Malaysia SDN BHD	(Incorporated in Malysia)
Miranda Technologies Partner ULC	(Canadian Partnership)
Miranda Technologies Partnership	(Canadian Partnership)
Miranda Technologies Singapore Pte. Ltd.	(Incorporated in Singapore)
Nordx/CDT Limited	(Incorporated in the United Kingdom)
Noslo Limited	(Incorporated in the United Kingdom)
Port GmbH	(Incorporated in Germany)
PPC Administration, Inc.	(Incorporated in Delaware)
PPC Broadband, Inc.	(Incorporated in Delaware)
PPC International Sales Corp.	(Incorporated in Nevada)
SKT International Holdings, B.V.	(Incorporated in the Netherlands)
St. Kitts Technology Limited	(Incorporated in St. Kitts and Nevis)
Xuzhou Hirschmann Electronics Co. Ltd.	(Incorporated in China)